SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 10, 2005

Date of Report

(Date of earliest event reported)

THRESHOLD PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51136	94-3409596
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Seaport Boulevard

Redwood City, California 94063

(Address of principal executive offices) (Zip code)

(650) 474-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The information in this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On November 10, 2005, Threshold Pharmaceuticals, Inc. issued a press release regarding its financial results for the quarter ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release of Threshold Pharmaceuticals, Inc. dated November 10, 2005 regarding its financial results for the quarter ended September 30, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Threshold Pharmaceuticals, Inc.

Date: November 10, 2005	By:	/s/ Janet I. Swearson
Janet I. Swearson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Threshold Pharmaceuticals, Inc. dated November 10, 2005 regarding its financial results for the quarter ended September 30, 2005